                                                                    Exhibit 32.1

                                  CERTIFICATION
                          REQUIRED BY RULE 13a-14(b) OR
                    RULE 15d-14(b) AND 18 U.S.C. SECTION 1350
          (AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

         I,  Floyd  Warkol,  as  Chief  Executive  Officer  of KSW,  Inc.,  (the
"Company"), certify, pursuant to 18 U.S.C. ss.1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

         (1) the  accompanying  Quarterly  Report  on Form  10-Q for the  period ending  March 31,  2006  (the  "Report"),  filed  with the U.S.  Securities  and
Exchange  Commission,  fully complies with the  requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the  information  contained in the Report fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated:  May 12, 2006

                                         /s/Floyd Warkol
                                         -----------------------
                                         Floyd Warkol
                                         Chief Executive Officer